Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Jun-00

Collection Period                                   May 2, 2000        to             June 1, 2000
Determination Date                                 June 9, 2000
Distribution Date                                 June 14, 2000

Available Amounts
-----------------

           Scheduled Payments plus Payaheads, net of Excluded Amounts                                9,590,684.33
           Prepayment Amounts                                                                        2,667,865.49
           Recoveries                                                                                   53,752.50
           Investment Earnings on Collection Account and Reserve Fund                                   34,535.63
           Late Charges                                                                                  5,312.86
           Servicer Advances                                                                                 0.00

           Total Available Amounts                                                                  12,352,150.81
           -----------------------                                                                  -------------

Payments on Distribution Date
-----------------------------
  (A)**    Trustee Fees (only applicable pursuant to an Event of Default)                                    0.00

   (A)     Unreimbursed Servicer Advances to the Servicer                                                    0.00

   (B)     Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                              0.00

   (C)     Interest due to Class A-1 Notes                                                             224,747.01

   (D)     Interest due to Class A-2 Notes                                                             419,782.58

   (E)     Interest due to Class A-3 Notes                                                             584,443.67

   (F)     Interest due to Class A-4 Notes                                                             380,594.75

   (G)     Interest due to Class B Notes                                                                22,432.24

   (H)     Interest due to Class C Notes                                                                22,888.71

   (I)     Interest due to Class D Notes                                                                38,656.49

   (J)     Interest due to Class E Notes                                                                24,858.05

   (K)     Class A-1 Principal Payment Amount                                                       10,633,747.31

   (L)     Class A-2 Principal Payment Amount                                                                0.00

   (M)     Class A-3 Principal Payment Amount                                                                0.00

   (N)     Class A-4 Principal Payment Amount                                                                0.00

   (O)     Class B Principal Payment Amount                                                                  0.00

   (P)     Class C Principal Payment Amount                                                                  0.00

   (Q)     Class D Principal Payment Amount                                                                  0.00

   (R)     Class E Principal Payment Amount                                                                  0.00

   (S)     Additional Principal to Class A-1 Notes                                                           0.00

   (T)     Additional Principal to Class A-2 Notes                                                           0.00

   (U)     Additional Principal to Class A-3 Notes                                                           0.00

   (V)     Additional Principal to Class A-4 Notes                                                           0.00

   (W)     Additional Principal to Class B Notes                                                             0.00

   (X)     Additional Principal to Class C Notes                                                             0.00

   (Y)     Additional Principal to Class D Notes                                                             0.00

   (Z)     Additional Principal to Class E Notes                                                             0.00

   (AA)    Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                                  0.00

   (AB)    Deposit to the Reserve Fund                                                                       0.00

   (AC)    Excess to Certificateholder                                                                       0.00

           Total distributions to Noteholders and Certificateholders                                12,352,150.81
           ---------------------------------------------------------                                -------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

           Trustee fees due on Distribution Date                                                               0.00


Unreimbursed Servicer Advances
------------------------------

           Unreimbursed Servicer Advances                                                                      0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

   (i)     Servicing Fee Percentage                                                                            0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                          313,007,988.19
   (iii)   Servicing Fee ((i)/12) x (ii))                                                                     0.00
   (iv)    Servicing Fee accrued but not paid in prior periods                                                 0.00
           Total Servicing Fee due and accrued ( (iii) + (iv) )                                                0.00
           Servicing Fee carried forward                                                                       0.00

           Monthly Servicing Fee distributed                                                                   0.00


Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                                                        44,002,970.90
           Class A-1 Interest Rate                                                                          6.12905%
           Number of days in Accrual Period                                                                      30
           Current Class A-1 interest due                                                                224,747.01
           Class A-1 interest accrued but not paid in prior periods                                            0.00
           Total Class A-1 interest due                                                                  224,747.01
           Class A-1 interest carried forward                                                                  0.00

           Class A-1 interest distribution                                                               224,747.01


Class A-2 Interest Schedule
---------------------------

           Opening Class A-2 principal balance                                                        77,498,323.00
           Class A-2 Interest Rate                                                                          6.50000%
           Current Class A-2 interest due                                                                419,782.58
           Class A-2 interest accrued but not paid in prior periods                                            0.00
           Total Class A-2 interest due                                                                  419,782.58
           Class A-2 interest carried forward                                                                  0.00

           Class A-2 interest distribution                                                               419,782.58

Class A-3 Interest Schedule
---------------------------

           Opening Class A-3 principal balance                                                       105,463,520.00
           Class A-3 Interest Rate                                                                          6.65000%
           Current Class A-3 interest due                                                                584,443.67
           Class A-3 interest accrued but not paid in prior periods                                            0.00
           Total Class A-3 interest due                                                                  584,443.67
           Class A-3 interest carried forward                                                                  0.00

           Class A-3 interest distribution                                                               584,443.67


Class A-4 Interest Schedule
---------------------------

           Opening Class A-4 principal balance                                                        67,262,695.00
           Class A-4 Interest Rate                                                                          6.79000%
           Current Class A-4 interest due                                                                380,594.75
           Class A-4 interest accrued but not paid in prior periods                                               -
           Total Class A-4 interest due                                                                  380,594.75
           Class A-4 interest carried forward                                                                     -

           Class A-4 interest distribution                                                               380,594.75

Class B Interest Schedule
-------------------------

           Opening Class B principal balance                                                           3,912,600.21
           Class B Interest Rate                                                                            6.88000%
           Current Class B interest due                                                                   22,432.24
           Class B interest accrued but not paid in prior periods                                                 -
           Total Class B interest due                                                                     22,432.24
           Class B interest carried forward                                                                       -

           Class B interest distribution                                                                  22,432.24

Class C Interest Schedule
-------------------------

           Opening Class C principal balance                                                           3,912,600.21
           Class C Interest Rate                                                                            7.02000%
           Current Class C interest due                                                                   22,888.71
           Class C interest accrued but not paid in prior periods                                                 -
           Total Class C interest due                                                                     22,888.71
           Class C interest carried forward                                                                       -

           Class C interest distribution                                                                  22,888.71


Class D Interest Schedule
-------------------------

           Opening Class D principal balance                                                           6,260,160.16
           Class D Interest Rate                                                                            7.41000%
           Current Class D interest due                                                                   38,656.49
           Class D interest accrued but not paid in prior periods                                              0.00
           Total Class D interest due                                                                     38,656.49
           Class D interest carried forward                                                                    0.00

           Class D interest distribution                                                                  38,656.49


Class E Interest Schedule
-------------------------

           Opening Class E principal balance                                                           3,130,079.65
           Class E Interest Rate                                                                            9.53000%
           Current Class E interest due                                                                   24,858.05
           Class E interest accrued but not paid in prior periods                                              0.00
           Total Class E interest due                                                                     24,858.05
           Class E interest carried forward                                                                    0.00

           Class E interest distribution                                                                  24,858.05


Class A-1 Principal Schedule
-----------------------------

           Class A-1 Maturity Date                                                                  January 6, 2001
   (i)     Opening Class A-1 principal balance                                                        44,002,970.90
   (ii)    Aggregate outstanding principal of Notes plus Overcollateralization Balance               313,007,988.19
  (iii)    ADCB as of last day of the Collection Period                                              300,591,226.89
           Monthly Principal Amount ( (ii) - (iii) )                                                  12,416,761.30
   (iv)    Class A-1 Principal Payment Amount                                                         11,671,755.62
           Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                             11,671,755.62
           Class A-1 Principal Payment Amount distribution                                            10,633,747.31
           Principal carryforward Class A-1                                                            1,038,008.31

           Class A-1 Principal Balance after current distribution                                     33,369,223.59


Class A Principal Payment Amount
--------------------------------

   (i)     Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount                294,227,508.90
   (ii)    Class A Target Investor Principal Amount (94.0% * ending ADCB)                            282,555,753.28
           Class A Principal Payment Amount                                                           11,671,755.62
           Funds available for distribution after Class A-1 distribution                                       0.00


Class A-2 Principal Schedule
----------------------------

           Opening Class A-2 principal balance                                                        77,498,323.00
           Class A-2 Principal Payment Amount                                                                  0.00
           Class A-2 Principal Payment Amount distribution                                                     0.00
           Principal carryforward Class A-2                                                                    0.00

           Class A-2 principal balance after current distribution                                     77,498,323.00

Class A-3 Principal Schedule
----------------------------

           Opening Class A-3 principal balance                                                       105,463,520.00
           Class A-3 Principal Payment Amount                                                                  0.00
           Class A-3 Principal Payment Amount distribution                                                     0.00
           Principal carryforward Class A-3                                                                    0.00

           Class A-3 principal balance after current distribution                                    105,463,520.00


Class A-4 Principal Schedule
----------------------------

           Opening Class A-4 principal balance                                                        67,262,695.00
           Class A-4 Principal Payment Amount                                                                  0.00
           Class A-4 Principal Payment Amount distribution                                                     0.00
           Principal carryforward Class A-4                                                                    0.00

           Class A-4 principal balance after current distribution                                     67,262,695.00

Class B Principal Schedule
--------------------------

           Opening Class B principal balance                                                           3,912,600.21
           Class B Target Investor Principal Amount (1.25% * ending ADCB)                              3,757,390.68
           Class B Floor                                                                              (6,285,483.94)
           Class B Principal Payment Amount due                                                          155,209.53
           Class B Principal Payment Amount distribution                                                       0.00
           Principal carryforward Class B                                                                155,209.53

           Class B principal balance after current distribution                                        3,912,600.21

Class C Principal Schedule
--------------------------

           Opening Class C principal balance                                                           3,912,600.21
           Class C Target Investor Principal Amount (1.25% * ending ADCB)                              3,757,390.68
           Class C Floor                                                                              (3,789,421.47)
           Class C Principal Payment Amount due                                                          155,209.53
           Class C Principal Payment Amount distribution                                                       0.00
           Principal carryforward Class C                                                                155,209.53

           Class C principal balance after current distribution                                        3,912,600.21

Class D Principal Schedule
--------------------------

           Opening Class D principal balance                                                           6,260,160.16
           Class D Target Investor Principal Amount (2.00% * ending ADCB)                              6,011,824.92
           Class D Floor                                                                               1,054,200.95
           Class D Principal Payment Amount due                                                          248,335.24
           Class D Principal Payment Amount distribution                                                       0.00
           Principal carryforward Class D                                                                248,335.24

           Class D principal balance after current distribution                                        6,260,160.16

Class E Principal Schedule
--------------------------

           Opening Class E principal balance                                                           3,130,079.65
           Class E Target Investor Principal Amount (1.00% * ending ADCB)                              3,005,912.05
           Class E Floor                                                                               1,917,820.22
           Class E Principal Payment Amount due                                                          124,167.60
           Class E Principal Payment Amount distribution                                                       0.00
           Principal carryforward Class E                                                                124,167.60

           Class E principal balance after current distribution                                        3,130,079.65

Additional Principal Schedule
-----------------------------
           Floors applicable (Yes/No)                                                                                           No
           Monthly Principal Amount                                                                                  12,416,761.30
           Sum of Principal Payments payable on all classes                                                          12,354,677.52
           Additional Principal  payable                                                                                      0.00
           Additional Principal available, if payable                                                                         0.00

           Class A-1 Additional Principal allocation                                                                          0.00
           Class A-1 principal balance after current distribution                                                    33,369,223.59

           Class A-2 Additional Principal allocation                                                                          0.00
           Class A-2 principal balance after current distribution                                                    77,498,323.00

           Class A-3 Additional Principal allocation                                                                          0.00
           Class A-3 principal balance after current distribution                                                   105,463,520.00

           Class A-4 Additional Principal allocation                                                                          0.00
           Class A-4 principal balance after current distribution                                                    67,262,695.00

           Class B Additional Principal allocation                                                                            0.00
           Class B principal balance after current distribution                                                       3,912,600.21

           Class C Additional Principal allocation                                                                            0.00
           Class C principal balance after current distribution                                                       3,912,600.21

           Class D Additional Principal allocation                                                                            0.00
           Class D principal balance after current distribution                                                       6,260,160.16

           Class E Additional Principal allocation                                                                            0.00
           Class E principal balance after current distribution                                                       3,130,079.65

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

   (i)      Servicing Fee Percentage                                                                                          0.40%
   (ii)     ADCB of Contract Pool as of the 1st day of the Collection Period                                        313,007,988.19
   (iii)    Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                                  104,336.00
   (iv)    Servicing Fee accrued but not paid in prior periods                                                                0.00
           Total Servicing Fee due and accrued ( (iii) + (iv) )                                                         104,336.00
           Servicing Fee carried forward                                                                                104,336.00

           Monthly Servicing Fee distributed                                                                                  0.00


Reserve Fund Schedule
---------------------

           Initial ADCB                                                                                             365,558,126.61
           10% of Initial ADCB                                                                                       36,555,812.66

           Outstanding Principal Amount of the Notes as of the preceding Distribution Date                          311,442,949.13

           ADCB as of the end of the Collection Period                                                              300,591,226.89
           Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)                          2,180,100.64
           Prior month Reserve Fund balance                                                                             912,601.83
           Deposit to Reserve Fund - excess funds                                                                             0.00
           Interim Reserve Fund Balance                                                                                 912,601.83
           Current period draw on Reserve Fund for Reserve Interest Payments                                                  0.00
           Current period draw on Reserve Fund for Reserve Principal Payments                                                 0.00
           Excess to Certificateholder                                                                                        0.00
           Ending Reserve Fund balance                                                                                  912,601.83


           Reserve Fund balance as a percentage of aggregate note balances as of the first
           day of the Collection Period                                                                                       0.29%
           Investment Earnings on Reserve Account                                                                        13,196.54

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

           Class A-1
           ---------
           Class A-1 principal balance                                               33,369,223.59
           Initial Class A-1 principal balance                                       93,400,101.00

           Note factor                                                                 0.357271815


           Class A-2
           ---------
           Class A-2 principal balance                                               77,498,323.00
           Initial Class A-2 principal balance                                       77,498,323.00

           Note factor                                                                 1.000000000


           Class A-3
           ---------
           Class A-3 principal balance                                              105,463,520.00
           Initial Class A-3 principal balance                                      105,463,520.00

           Note factor                                                                 1.000000000


           Class A-4
           ---------
           Class A-4 principal balance                                               67,262,695.00
           Initial Class A-4 principal balance                                       67,262,695.00

           Note factor                                                                 1.000000000


           Class B
           ---------
           Class B principal balance                                                  3,912,600.21
           Initial Class B principal balance                                          4,569,477.00

           Note factor                                                                 0.856246833


           Class C
           ---------
           Class C principal balance                                                  3,912,600.21
           Initial Class C principal balance                                          4,569,477.00

           Note factor                                                                 0.856246833


           Class D
           ---------
           Class D principal balance                                                  6,260,160.16
           Initial Class D principal balance                                          7,311,163.00

           Note factor                                                                 0.856246832


           Class E
           ---------
           Class E principal balance                                                  3,130,079.65
           Initial Class E principal balance                                          3,655,581.00

           Note factor                                                                 0.856246832

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

   (i)     Outstanding Principal Amount of the Notes as of the preceding Distribution Date           311,442,949.13
   (ii)    Overcollateralization Balance as of the preceding Distribution Date                         1,565,039.06
   (iii)   Monthly Principal Amount                                                                   12,416,761.30
   (iv)    Available Amounts remaining after the payment of interest                                  10,633,747.31
   (v)     ADCB as of the end of the Collection Period                                               300,591,226.89
           Cumulative Loss Amount                                                                      1,783,013.99

Class B Floor Calculation
-------------------------

           Class B Floor percentage                                                                          1.8600%
           Initial ADCB                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                   1,783,013.99
           Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E Notes and
           Overcollaterialization Balance                                                             14,867,879.08
           Class B Floor                                                                              (6,285,483.94)

Class C Floor Calculation
-------------------------

           Class C Floor percentage                                                                          1.4725%
           Initial ADCB                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                   1,783,013.99
           Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and
           Overcollateralization Balance                                                              10,955,278.87
           Class C Floor                                                                              (3,789,421.47)


Class D Floor Calculation
-------------------------

           Class D Floor percentage                                                                          1.0850%
           Initial ADCB                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                   1,783,013.99
           Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance      4,695,118.71
           Class D Floor                                                                               1,054,200.95


Class E Floor Calculation
-------------------------

           Class E Floor percentage                                                                          0.4650%
           Initial ADCB                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                   1,783,013.99
           Overcollateralization Balance                                                               1,565,039.06
           Class E Floor                                                                               1,917,820.22


Heller Financial, Inc. is the Servicer (Yes/No)                                                                 Yes

An Event of Default has occurred  (Yes/No)                                                                       No

10% Substitution Limit Calculation
----------------------------------

           ADCB as of the Cut-off Date:                                                              365,558,126.61

           Cumulative DCB of Substitute Contracts replacing materially modified contracts                         0
           Percentage of Substitute Contracts replacing materially modified contracts                             0

           Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                  No


5% Skipped Payment Limit Calculation
------------------------------------

           The percent of contracts with Skipped Payment modifications                                            0
           The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                      No
           Any Skipped Payments have been deferred later than January 1, 2006                                   N/A

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                    313,007,988.19
           Principal collections                                                                      (7,640,957.10)
           Prepayment Amounts                                                                         (2,652,140.51)
           Defaulted Contracts                                                                        (2,009,536.11)
           Change in payaheads                                                                          (114,127.58)
           Other items including Substitutions and Repurchases                                                 0.00
ADCB as of the last day of the Collection Period                                                     300,591,226.89

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts          2,009,536.11
Number of Contracts that became Defaulted Contracts during the period                                             3
Defaulted Contracts as a percentage of ADCB (annualized)                                                      8.02%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts             2,652,140.51
Number of Prepaid Contracts as of the last day of the Collection Period                                           1

DCB of Contracts as of the last day of the Collection Period that were added as
  Substitute Contracts                                                                                         0.00
Number of Substitute Contracts as of the last day of the Collection Period                                        0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                    0.00
Number of Warranty Contracts as of the last day of the Collection Period                                          0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period          53,752.50

Cumulative Servicer Advances paid by the Servicer                                                      9,653,729.92
Cumulative reimbursed Servicer Advances                                                                9,653,729.92

Delinquencies and Losses                           Dollars                            Percent
------------------------                           -------                            -------
           Current                               277,299,919.84                       92.25%
           31-60 days past due                    15,658,036.30                        5.21%
           61-90 days past due                     3,992,135.46                        1.33%
           Over 90 days past due                   3,641,135.29                        1.21%
           Total                                 300,591,226.89                      100.00%

           31+ days past due                      23,291,307.05                        7.75%

   (i)     Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                   2,240,600.05
   (ii)    Cumulative Recoveries realized on Defaulted Contracts                                          53,752.50
           Cumulative net losses to date  ( (i) - (ii) )                                               2,186,847.55
           Cumulative net losses as a percentage of the initial ADCB                                          0.60%